================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of Earliest Event Reported) - May 31, 2000


                                 ---------------


                          RELIANCE GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-8278               13-3082071
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

                    Park Avenue Plaza                             10055
             55 East 52nd Street, 29th Floor                   (Zip Code)
                   New York, New York
        (Address of principal executive offices)


                                 (212) 909-1100
              (Registrant's telephone number, including area code)


                                 ---------------

                                       N/A

             (Former name or address, if changed since last report)


================================================================================

Item 2.  Acquisition or Disposition of Assets.

         On May 31, 2000 (the "Closing Date"), Reliance Group Holdings, Inc. (the "Company"), along with certain of its subsidiaries (the "Subsidiaries"), and Travelers Casualty and Surety Company ("Travelers"), consummated the sale of the Company's surety and fidelity business (the "Business") to Travelers. The sale was made pursuant to the Asset Transfer Agreement, dated as of April 10, 2000, by and among Travelers, the Company, Reliance Insurance Company, Reliance National Indemnity Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd. Specified insurance liabilities of the Business have been transferred to Travelers pursuant to the Loss and Unearned Premium Reserve Portfolio Reinsurance Agreement ("Loss Portfolio Agreement"), dated as of May 31, 2000, by and among Travelers and each of Reliance Insurance Company, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd., and the Quota Share Reinsurance Agreement, dated as of May 31, 2000, by and between Travelers and certain subsidiaries of the company.

         Pursuant to the Asset Transfer Agreement, Travelers paid an aggregate cash amount of $580 million which was comprised of a purchase price of $527 million (the "Purchase Price") and a ceding commission of $53 million in connection with the Loss Portfolio Agreement. The transaction results for the Company in an after-tax statutory gain of approximately $300 million, and an after-tax GAAP gain of approximately $240 million. In addition to the reinsured insurance liabilities, assets transferred to Travelers include computer equipment, telephone equipment, books and records, certain intellectual property and other assets related to the Business. The Purchase Price is subject to adjustment as described in Section 2.5 of the Asset Transfer Agreement based on Policyholders' Surplus (as defined in the Asset Transfer Agreement) of the Business and GAAP Net Worth (as defined in the Asset Transfer Agreement) of the Business as of May 31, 2000. The aggregate consideration for the sale was determined based on an arm's length negotiation between the Company and Travelers.

         Travelers Casualty and Surety Company will be providing certain administrative services to the Subsidiaries in connection with the contracts and policies being reinsured, and has been granted by the Subsidiaries the exclusive right to issue new surety and fidelity policies in the name of the Subsidiaries in the United States for two years following the Closing Date and outside of the United States for five years following the Closing Date.

         Prior to the Merger, no material relationship existed between Travelers and the Company, or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Item 7.  Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Pro forma financial information.

                  See pages 4 - 8.

          (c) Exhibits.

         2.1 Asset Transfer Agreement, dated as of April 10, 2000, by and among Travelers Casualty and Surety Company, Reliance Group Holdings, Inc., certain subsidiaries of Reliance Group Holdings, Inc.

                  Reliance Insurance Company, Reliance National Indemnity Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd.

         2.2 Loss and Unearned Premium Reserve Portfolio Reinsurance Agreement, dated as of May 31, 2000, by and among Travelers Casualty and Surety Company, Reliance Insurance Company, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd.

         2.3 Form of Quota Share Reinsurance Agreement, dated as of May 31, 2000, by and between Travelers Casualty and Surety Company and certain subsidiaries of Reliance Group Holdings, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RELIANCE GROUP HOLDINGS, INC.


                                        By:  /s/ Lowell C. Freiberg
                                           -----------------------------------
                                              Name:  Lowell C. Freiberg
                                              Title: Executive Vice President &
                                                     Chief Financial Officer

Date: June 15, 2000

RELIANCE GROUP HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA  CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
YEAR ENDED DECEMBER 31, 1999
(In thousands, except per-share amounts)


The following unaudited pro forma consolidated statement of operations of the Company and its subsidiaries for the year ended December 31, 1999, gives effect to the sale of the Company's surety and fidelity operation to Travelers Casualty and Surety Company, assuming such sale took place as of January 1, 1999. The pro forma information is based upon the historical financial statements of the Company and the pro forma adjustments as described in the accompanying notes.


                                                                                   Less:                      Pro Forma
                                                                                  Surety           -------------------------------
                                                                  Historical     Operations (2)    Adjustments          Adjusted
                                                              --------------    --------------     --------------    -------------

Revenues:
Premiums earned..........................................        $ 2,503,981     $ (206,306)        $      --         $ 2,297,675
Net investment income....................................            286,420                                              286,420
Gain on sales of investments.............................             63,018                                               63,018
Other....................................................            299,837                                              299,837
                                                                 -----------    -----------       -----------         -----------

                                                                   3,153,256       (206,306)                0           2,946,950
                                                                 -----------    -----------       -----------         -----------
Claims and expenses:

Policy claims and settlement expenses....................          2,111,072        (57,561)                            2,053,511
Policy acquisition costs and other insurance expenses....          1,150,720       (107,170)                            1,043,550
Restructuring charge.....................................             24,000                                               24,000
Interest.................................................             61,774                                               61,774
Reversal of interest expense related to income tax.......            (31,500)                                             (31,500)
Other operating expenses.................................            332,864                             (417)(2)         332,447
                                                                 -----------    -----------       -----------         -----------

                                                                   3,648,930       (164,731)             (417)          3,483,782
                                                                 -----------    -----------       -----------         -----------
Loss before income taxes and equity in
    investee companies...................................           (495,674)       (41,575)              417            (536,832)
Income tax benefit.......................................            212,200         14,765                               226,965
Equity in investee companies.............................             30,778                                               30,778
                                                                 -----------    -----------       -----------         -----------

Loss before cumulative effect of accounting change.......           (252,696)       (26,810)              417            (279,089)
Cumulative effect of change in accounting
     for insurance assessments ..........................            (57,850)                                             (57,850)
                                                                 -----------    -----------       -----------         -----------

Net loss ................................................        $  (310,546)   $   (26,810)      $       417         $  (336,939)
                                                                 ===========    ===========       ===========         ===========

Basic per share information:

Loss before cumulative effect of accounting change ......        $     (2.21)                                         $     (2.45)
                                                                 ===========                                          ===========

Net loss.................................................             $(2.72)                                         $     (2.95)
                                                                 ===========                                          ===========

Diluted per share information:

Loss before cumulative effect of accounting change ......        $     (2.21)                                         $     (2.45)
                                                                 ===========                                          ===========

Net loss ................................................        $     (2.72)                                         $     (2.95)
                                                                 ===========                                          ===========


See notes and assumptions to pro forma consolidated statement of operations and condensed consolidated balance sheet.

RELIANCE GROUP HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA  CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
QUARTER ENDED MARCH 31, 2000
(In thousands, except per-share amounts)


The following unaudited pro forma consolidated statement of operations of the Company and its subsidiaries for the quarter ended March 31, 2000, gives effect to the sale of the Company's surety operation to Travelers Casualty and Surety Company, assuming such sale took place as of January 1, 2000. The pro forma information is based upon the historical financial statements of the Company and the pro forma adjustments as described in the accompanying notes.


                                                                                   Less:                     Pro Forma
                                                                                  Surety           -------------------------------
                                                                  Historical     Operations (2)    Adjustments          Adjusted
                                                              --------------    --------------     --------------    -------------

Revenues:

Premiums earned ...........................................   $   618,010     $   (52,329)       $      --       $   565,681
Net investment income .....................................        66,739                                             66,739
Gain on sales of investments ..............................       280,049                                            280,049
Other .....................................................        58,435                                             58,435
                                                              -----------     -----------        -----------     -----------

                                                                1,023,233         (52,329)                 0         970,904
                                                              -----------     -----------        -----------     -----------
Claims and expenses:

Policy claims and settlement expenses .....................       492,944          (8,992)           483,952
Policy acquisition costs and other insurance expenses .....       220,662         (27,227)           193,435
Interest ..................................................        14,775                                             14,775
Other operating expenses ..................................        74,535                               (104)(2)      74,431
                                                              -----------     -----------        -----------     -----------

                                                                  802,916         (36,219)              (104)        766,593
                                                              -----------     -----------        -----------     -----------
Income before income taxes and equity in

    investee company ......................................       220,317         (16,110)               104         204,311
Provision for income taxes ................................       (74,700)          5,684                            (69,016)
Equity in investee company ................................          (118)                                              (118)
                                                              -----------     -----------        -----------     -----------

Net income ................................................   $   145,499      $ (10,426)        $       104     $   135,177
                                                              ===========     ===========        ===========     ===========

Basic per share information:

Net income ................................................   $      1.27                                        $      1.18
                                                              ===========                                        ===========

Diluted per share information:

Net income ................................................   $      1.23                                        $      1.15
                                                              ===========                                        ===========




See notes and assumptions to pro forma consolidated statement of operations and condensed consolidated balance sheet.

RELIANCE GROUP HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA  CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

MARCH 31, 2000
(In thousands)

The following unaudited pro forma condensed consolidated balance sheet of the Company and its subsidiaries as of March 31, 2000, gives effect to the sale of the Company's surety and fidelity operation to Travelers Casualty and Surety Company, assuming such sale took place as of March 31, 2000. The pro forma information is based upon the historical financial statements of the Company and the pro forma adjustments as described in the accompanying notes.


                                                                                          Less:                 Pro Forma
                                                                                         Surety        -----------------------------
ASSETS                                                              Historical       Operations        Adjustments          Adjusted
------------------------------------------------------------------------------------------------------------------------------------
Investments..................................................      $ 4,515,666       $        -          $ 269,401(1)   $ 4,785,067
Receivable from parent.......................................                -         (310,599)(1)        310,599(1)             -
Premiums and other receivables...............................        1,763,561          (40,136)(1)                       1,723,425
Reinsurance recoverables.....................................        6,263,553          (78,358)(1)                       6,185,195
Investment in investee company...............................          423,398                                              423,398
Other assets.................................................        1,649,325          (69,795)(1)                       1,579,530
                                                                 --------------       -------------     --------------  ------------
                                                                  $ 14,615,503       $ (498,888)         $ 580,000      $ 14,696,615
                                                                 ==============      =============      ==============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Unearned premiums.............................................     $ 2,065,411       $ (157,724)(1)                      $ 1,907,687
Unpaid claims and related expenses............................       8,285,977         (126,824)(1)                        8,159,153
Term loans and short-term debt................................         279,105                                               279,105
Debentures and notes..........................................         455,980                                               455,980
Accounts payable, accrued expenses and other..................       2,510,693          (42,340)(1)        166,450 (3)     2,634,803
                                                                 --------------    -------------     --------------    -------------

                                                                    13,597,166         (326,888)           166,450        13,436,728
                                                                 --------------    -------------     --------------    -------------


Shareholders' equity:
     Common stock............................................           11,617                                                11,617
     Additional paid-in capital..............................          551,514                                               551,514
     Retained earnings ......................................           85,072         (172,000)(1)(3)     413,550(3)        326,622
     Accumulated other comprehensive income..................          381,106                                               381,106
                                                                 --------------    -------------     --------------    -------------

                                                                     1,029,309         (172,000)           413,550         1,270,859
     Treasury stock..........................................          (10,972)                                             (10,972)
                                                                 --------------    -------------     --------------    -------------
                                                                     1,018,337         (172,000)           413,550         1,259,887
                                                                 --------------    -------------     --------------    -------------
                                                                  $ 14,615,503       $ (498,888)         $ 580,000      $ 14,696,615
                                                                 ==============    =============     ==============    =============



See notes and assumptions to pro forma consolidated statement of operations and condensed consolidated balance sheet.

Reliance Group Holdings, Inc. and Subsidiaries
Notes and Assumptions to the Unaudited Pro Forma
Consolidated Statements of Operations and Unaudited Pro Forma Condensed Consolidated Balance Sheet


(1) The unaudited pro forma consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet give effect to the sale of the Company's surety and fidelity operations to Travelers Casualty and Surety Company for $580 million of cash. The estimated pro forma gain is as follows:

                                                             (in thousands)

                  Sales price                               $       580,000
                  Net assets of surety operations                 (172,000)

                  Expenses                                         (31,000)
                                                             --------------
                  Pretax gain                                       377,000
                  Taxes                                             135,450
                                                             --------------
                  After-tax gain                            $       241,550
                                                            ===============

         The after-tax pro forma gain of $241.6 million has not been reflected in the accompanying unaudited pro forma consolidated statement of operations.

         The net proceeds received from the sale were $269.4 million and were determined as follows:

                                                               (in thousands)

                  Sales price                             $         580,000
                  Less: Receivable due surety
                      operations from parent                       (310,599)
                                                          ------------------
                  Net proceeds                            $         269,401
                                                          ==================

         (2) The unaudited pro forma statements of operations remove the historical underwriting results of the surety operations for the year 1999 and the three months ended March 31, 2000. Since Reliance Group Holdings, Inc. did not historically allocate the investment portfolio or capital of its subsidiaries to its business units like the surety operations, the historical financial statements of the surety operations do not include an investment portfolio or investment income. The pro forma adjustments to the unaudited 1999 and March 31, 2000 statements of operations include a $417,000 and $104,000 reduction in other operating expenses resulting from lower goodwill amortization due to the elimination of goodwill attributable to the surety operations. No adjustment has been included in the unaudited pro forma statements of operations for the anticipated increased investment income resulting from the increase in the Company's investment portfolio.

         (3) The shareholders' equity section of the unaudited pro forma condensed balance sheet reflects the estimated after-tax gain on the sale of the surety and fidelity operations of $241.6 million. The tax payable from the sale of $135.5 million and accrued expenses related to the sale of $31.0 million are included in "accounts payable, accrued expenses and other" line in the accompanying unaudited pro forma condensed consolidated balance sheet.

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

2.1 Asset Transfer Agreement, dated as of April 10, 2000, by and among Travelers Casualty and Surety Company, Reliance Group Holdings, Inc., Reliance Insurance Company, Reliance National Indemnity Company, United Pacific Insurance Company, Reliance Insurance Company of Illinois, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd.

2.2 Loss and Unearned Premium Reserve Portfolio Reinsurance Agreement, dated as of May 31, 2000, by and among Travelers Casualty and Surety Company, Reliance Insurance Company, Reliance Surety Company and Reliance National Insurance Company (Europe) Ltd.

2.3 Form of Quota Share Reinsurance Agreement, dated as of May 31, 2000, by and between Travelers Casualty and Surety Company and certain subsidiaries of Reliance Group Holdings, Inc.